Debt	12 Months Ended
Dec. 31, 2012
Debt

7. DEBT

In March 2012, the Group entered into a five-year bank credit facility under which the Group can borrow up to RMB 500,000 by May 21, 2015, which is subject to bank’s reevaluation from time to time. The credit facility has a specified expiration schedule for draw-down. The interest rate for each draw-down is established on the draw-down date and is adjusted annually, based on the loan interest rate stipulated by the People’s Bank of China for the corresponding period. As of December, 31, 2012, the Group had drawn down the credit facility of RMB 1,000, repaid RMB 1,000, and RMB100,000 of the credit facility has expired. As of December 31, 2012, credit facility of RMB399,000 was available for future borrowing, which will expire on May 21, 2015. The weighted average interest rate for borrowings drawn under such credit facility was 6.9% for the year ended December 31, 2012. The credit facility is restricted to certain hotels’ renovation and the credit facility was not collateralized.

In September 2012, the Group entered into a three-year revolving bank credit facility under which the Group can draw down up to RMB300,000 by October 9, 2015. As of December 31, 2012, the Group has not drawn down anything under this facility. The interest rate for this credit facility will be determined on the drawn down date and the credit facility was not collateralized.

In December 2012, the Group entered into a thirty-month bank credit facility under which the Group can draw down up to US$10,000 by April 5, 2013. The interest rate for each draw down is based on the twelve-month London Interbank Offered Rate (“Libor”) on draw-down date plus 2.7%. Each draw down will be guaranteed by letter of guarantee or stand-by letter of credit. As of December 31, 2012, the Group has not drawn down anything under this credit facility.